Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effects of the sale of our working and net revenue interests in the Western core of the Arkansas Fayetteville Shale.

The pro forma consolidated statements of operations for the year ended June 30, 2007 and the three months ended September 30, 2007 are presented to show the net income (loss) as if the sale occurred on July 1, 2006. The pro forma condensed consolidated balance sheet is based on the assumption that the sale occurred on September 30, 2007.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the sale occurred on the dates referenced above and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and our Annual Report on Form 10-K for the year ended June 30, 2007 and our quarterly report on Form 10-Q for the quarter ended September 30, 2007.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2007

	Contango Historical	Pro Forma Adjustments		Pro Forma After Sale
REVENUES:
Natural gas and oil sales	$18,687,821	$(3,033,003)	(a)	$15,654,818

Total revenues	18,687,821	(3,033,003)		15,654,818

EXPENSES:
Operating expenses	1,671,824	(537,937)	(b)	1,133,887
Exploration expenses	6,782,425	(4,110,558)	(c)	2,671,867
Depreciation, depletion and amortization	3,267,252	(683,647)	(d)	2,583,605
Impairment of natural gas and oil properties	192,109	—		192,109
General and administrative expense	6,841,721	—		6,841,721

Total expenses	18,755,331	(5,332,142)		13,423,189

NET INCOME (LOSS) BEFORE OTHER INCOME AND INCOME TAXES	(67,510)	2,299,139		2,231,629

OTHER INCOME (EXPENSE):
Interest expense (net of interest capitalized)	(2,162,573)	(589,383)	(e)	(2,751,956)
Interest income	886,420			886,420
Loss on sale of assets and other	(2,684,062)			(2,684,062)

NET INCOME (LOSS) BEFORE INCOME TAXES	(4,027,725)	1,709,756		(2,317,969)

Benefit (provision) for income taxes	1,333,174	(598,415)	(f)	734,759

NET INCOME (LOSS)	(2,694,551)	1,111,341		(1,583,210)
Preferred stock dividends	539,722			539,722

NET LOSS ATTRIBUTABLE TO COMMON STOCK	$(3,234,273)			$(2,122,932)

NET LOSS PER SHARE:
Basic	$(0.21)			$(0.14)
Diluted	$(0.21)			$(0.14)
				—
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:				—
Basic	15,430,146			15,430,146

Diluted	15,430,146			15,430,146

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended September 30, 2007

	Contango Historical	Pro Forma Adjustments		Pro Forma After Sale
REVENUES:
Natural gas and oil sales	$14,128,014	$(3,849,056)	(g)	$10,278,958

Total revenues	14,128,014	(3,849,056)		10,278,958

EXPENSES:
Operating expenses	1,674,645	(597,415)	(h)	1,077,230
Exploration expenses	411,389	—		411,389
Depreciation, depletion and amortization	2,869,527	(1,123,190)	(i)	1,746,337
General and administrative expense	1,342,461	—		1,342,461

Total expenses	6,298,022	(1,720,605)		4,577,417

NET INCOME (LOSS) BEFORE OTHER INCOME AND INCOME TAXES	7,829,992	(2,128,451)		5,701,541

OTHER INCOME (EXPENSE):
Interest expense (net of interest capitalized)	(829,860)	(178,776)	(j)	(1,008,636)
Interest income	364,314	—		364,314
Other income	2,122,660	—		2,122,660

NET INCOME (LOSS) BEFORE INCOME TAXES	9,487,106	(2,307,227)		7,179,879

Benefit (provision) for income taxes	(3,315,636)	807,529	(k)	(2,508,107)

NET INCOME (LOSS)	6,171,470	(1,499,698)		4,671,772
Preferred stock dividends	450,000	—		450,000

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$5,721,470	$(1,499,698)		$4,221,772

NET INCOME PER SHARE:
Basic	$0.36			$0.26
Diluted	$0.35			$0.26
				—
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:				—
Basic	15,991,762			15,991,762

Diluted	16,419,956			16,419,956

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2007

	Contango Historical	Pro Forma Adj. (1)	Pro Forma Adj. (2)	Pro Forma After Sale
Assets

Cash and cash equivalents	$8,904,550	$199,188,923	$—	$208,093,473
Other current assets	46,266,234	(2,989,398)	—	43,276,836

Total current assets	55,170,784	196,199,525	—	251,370,309

Net property and equipment	119,031,330	(32,095,098)	—	86,936,232
Other assets	9,074,848	—	—	9,074,848

Total assets	$183,276,962	$164,104,427	$—	$347,381,389

Liabilities and Stockholders’ Equity

Current liabilities	$65,792,755	$—	$1,670,284	$67,463,039
Deferred income taxes and other long term liabilities	862,344	63,808,752	—	64,671,096
Long term debt	20,000,000	—	—	20,000,000

Total liabilities	86,655,099	63,808,752	1,670,284	152,134,135
Shareholders’ equity	96,621,863	100,295,675	(1,670,284)	195,247,254

Total liabilities and shareholders’ equity	$183,276,962	$164,104,427	$—	$347,381,389

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated statements of operations for the year ended June 30, 2007, are based on our audited financial statements for the year ended June 30, 2007 and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the year ended June 30, 2007 reflects the following adjustments:

a.	Removal of the natural gas and oil sales associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests.

b.	Removal of the operating expenses associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests.

c.	Removal of the dry hole costs and geological & geophysical costs associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests.

d.	Removal of the depreciation, depletion and amortization expense (“DD&A”) associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests.

e.	Removal of capitalized interest associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests and classifying it as interest expense.

f.	Recording of a pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes.

The unaudited pro forma consolidated statement of operations for the three months ended September 30, 2007 and unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 are based on our unaudited financial statements for the three months ended September 30, 2007 and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the three months ended September 30, 2007 reflects the following adjustments:

g.	Removal of the natural gas and oil sales associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests.

h.	Removal of the operating expenses associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests.

i.	Removal of the depreciation, depletion and amortization expense (“DD&A”) associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests.

j.	Removal of capitalized interest associated with our Western core Arkansas Fayetteville Shale natural gas and oil interests and classifying it as interest expense.

k.	Recording of a pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes.

The unaudited pro forma balance sheet reflects the following adjustments:

1.	Recording of the proceeds from the sale of our Western core Arkansas Fayetteville Shale natural gas and oil interests, and primary legal and accounting fees relating to the sale; and removal of associated net proved property basis with the offsetting gain, net of applicable taxes, to retained earnings.

2.	Recording transaction costs with a financial advisor associated with the sale of our Western core Arkansas Fayetteville Shale natural gas and oil interests.